SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2001
(date of earliest event reported)

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

as Depositor and Master Servicer under a Pooling and Servicing Agreement dated as of January 1, 2001 providing for the issuance of

$698,847,271

MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2001-1

Delaware	  333-72879     94-2528990

(State or other  (Commission    (IRS Employer
jurisdiction of   File Number)  Identification
Incorporation)                  Number)

75 NORTH FAIRWAY DRIVE
VERNON HILLS, ILLINOIS 60061

(Address of principal executive offices)

Registrant's telephone number, including area code:

(847) 549-6500

Item 1.	Changes in Control of Registrant.

On January 31, 2001, Washington Mutual Bank, FA acquired all of the issued and outstanding stock of PNC Mortgage Securities Corp. from PNC Bank, National Association. In connection therewith, all of the directors of PNC Mortgage Securities Corp. resigned on January 31, 2001,and Washington Mutual Bank, FA, by unanimous written consent as the sole shareholder, appointed the following as directors of PNC Mortgage Securities Corp. as of February 1, 2001:
Craig S. Davis, Marangel I. Domingo, Michael L. Parker and
Alexander T. Topping, Jr.

Item 2.	Acquisition or Disposition of Assets. Not applicable.

Item 3.	Bankruptcy or Receivership. Not applicable.

Item 4.	Changes in Registrant's Certifying Accountant. Not applicable.

Item 5.	Other Events.

On February 1, 2001, PNC Mortgage Securities Corp. changed its name to "Washington Mutual Mortgage Securities Corp."

Item 6.	Resignation of Registrant's Directors. Not applicable.

Item 7.	Financial Statements and Exhibits. Not applicable.

Item 8.	Change in Fiscal Year. Not applicable.

Item 9.	Sales of Equity Securities Pursuant to Regulation S.
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 14, 2001.

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
(Registrant)

By: /s/ Thomas G. Lehmann
-----------------------------------
Thomas G. Lehmann
Vice President and
General Counsel
(Authorized Officer)